FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
Fourth Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Jim Brannen
Chief Executive Officer
Jim.Brannen@FBLFinancial.com
(515) 225-5631

Don Seibel
Chief Financial Officer
Don.Seibel@FBLFinancial.com
(515) 226-6399

Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.amstock.com

NOTE 1: In addition to net income, we have consistently used operating income, a non-GAAP financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Operating income for the periods presented equals net income adjusted to eliminate the impact of realized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our operating performance without the impact of these items enhances the analysis of our results. We use operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

FBL Financial Group’s policy for calculating operating income is intended to accurately reflect offsets resulting from the adjustments to net income used to calculate operating income. Due to changes in product offerings since the last amendment to this policy, in the fourth quarter of 2016 FBL Financial Group refined its calculation of operating income to include offsets relating to interest sensitive product reserves. The offset to interest sensitive product reserves, net of tax, totaling $898,000 for the full year 2016 was recorded in the fourth quarter. The offset to interest sensitive product reserves, net of tax, not taken into account in the computation of operating income for 2015 totaled $300,000 for the fourth quarter and $115,000 for the full year.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	December 31, 2016	December 31, 2015
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2016 - $6,661,711; 2015 - $6,379,919)	$7,008,790	$6,637,776
Equity securities - available for sale, at fair value (cost: 2016 - $130,479; 2015 - $116,336)	132,968	121,667
Mortgage loans	816,471	744,303
Real estate	1,955	1,955
Policy loans	188,254	185,784
Short-term investments	16,348	28,251
Other investments	9,874	3,017
Total investments	8,174,660	7,722,753

Cash and cash equivalents	33,583	29,490
Securities and indebtedness of related parties	137,422	134,570
Accrued investment income	78,437	78,274
Amounts receivable from affiliates	3,790	2,834
Reinsurance recoverable	105,290	103,898
Deferred acquisition costs	330,324	335,783
Value of insurance in force acquired	9,226	20,913
Current income taxes recoverable	4,309	2,421
Other assets	92,021	75,811
Assets held in separate accounts	597,072	625,257

Total assets	$9,566,134	$9,132,004

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	December 31, 2016	December 31, 2015
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,100,625	$4,764,159
Traditional life insurance and accident and health products	1,698,792	1,637,322
Other policy claims and benefits	43,395	44,157
Supplementary contracts without life contingencies	330,232	339,929
Advance premiums and other deposits	265,221	254,276
Amounts payable to affiliates	862	575
Short-term debt payable to non-affiliates	—	15,000
Long-term debt payable to non-affiliates	97,000	97,000
Deferred income taxes	163,495	135,063
Other liabilities	81,182	84,792
Liabilities related to separate accounts	597,072	625,257
Total liabilities	8,377,876	7,997,530

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,882,542 in 2016 and 24,796,763 shares in 2015	152,903	149,248
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2016 and 2015	72	72
Accumulated other comprehensive income	149,555	114,532
Retained earnings	882,672	867,574
Total FBL Financial Group, Inc. stockholders' equity	1,188,202	1,134,426
Noncontrolling interest	56	48
Total stockholders' equity	1,188,258	1,134,474
Total liabilities and stockholders' equity	$9,566,134	$9,132,004

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2016	2015	2016	2015
Revenues:
Interest sensitive product charges	$28,939	$28,334	$111,928	$114,584
Traditional life insurance premiums	49,489	48,198	196,914	190,956
Net investment income	101,549	99,005	404,170	391,149
Net realized capital gains on sales of investments	3,139	3,553	3,106	11,062

Total other-than-temporary impairment losses	(3,551)	—	(7,320)	(719)
Non-credit portion in other comprehensive income	929	—	2,451	146
Net impairment losses recognized in earnings	(2,622)	—	(4,869)	(573)
Other income	3,685	3,534	15,165	15,631
Total revenues	184,179	182,624	726,414	722,809

Benefits and expenses:
Interest sensitive product benefits	59,726	54,322	238,586	217,443
Traditional life insurance benefits	47,623	44,178	177,682	176,145
Policyholder dividends	2,560	3,026	10,574	11,828
Underwriting, acquisition and insurance expenses	33,530	36,133	135,967	143,668
Interest expense	1,212	1,213	4,850	4,850
Other expenses	4,319	4,082	16,966	17,507
Total benefits and expenses	148,970	142,954	584,625	571,441
	35,209	39,670	141,789	151,368
Income taxes	(11,373)	(11,361)	(46,010)	(47,418)
Equity income, net of related income taxes	3,047	2,591	11,440	9,523
Net income	26,883	30,900	107,219	113,473
Net loss (income) attributable to noncontrolling interest	(3)	5	4	54
Net income attributable to FBL Financial Group, Inc.	$26,880	$30,905	$107,223	$113,527

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$(116,393)	$(24,123)	$142,246	$(30,351)

Earnings per common share	$1.07	$1.24	$4.29	$4.55
Earnings per common share - assuming dilution	$1.07	$1.23	$4.28	$4.53

Cash dividends per common share	$0.42	$0.40	$1.68	$1.60
Special cash dividend per common share	$—	$—	$2.00	$2.00

FBL Financial Group, Inc.
Consolidated Statements of Operating Income (1)
(Dollars in thousands, except per share data)

	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Operating revenues:
Interest sensitive product charges	$28,339	$28,111	$28,994	$25,897	$28,938
Traditional life insurance premiums	48,198	50,138	49,605	47,682	49,489
Net investment income	98,434	97,318	99,137	101,333	99,832
Other income	3,534	3,639	4,225	3,616	3,681
Total operating revenues	178,505	179,206	181,961	178,528	181,940

Benefits and expenses:
Interest sensitive product benefits	55,105	53,253	57,035	65,221	59,387
Traditional life insurance benefits	44,178	44,565	43,394	42,121	47,620
Policyholder dividends	3,026	3,040	2,515	2,459	2,560
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	5,532	5,797	5,683	5,407	5,848
Amortization of deferred acquisition costs	8,767	9,550	11,352	(989)	8,388
Amortization of value of insurance in force acquired	585	552	749	547	546
Other underwriting expenses	21,100	21,952	21,334	20,471	18,859
Total underwriting, acquisition and insurance expenses	35,984	37,851	39,118	25,436	33,641
Interest expense	1,213	1,212	1,213	1,213	1,212
Other expenses	4,082	4,358	4,435	3,854	4,319
Total benefits and expenses	143,588	144,279	147,710	140,304	148,739
	34,917	34,927	34,251	38,224	33,201
Income taxes	(11,529)	(11,270)	(11,176)	(12,480)	(10,670)
Net loss (income) attributable to noncontrolling interest	5	9	(12)	10	(3)
Equity income, net of related income taxes	2,591	2,652	2,613	3,128	3,047
Operating income	25,984	26,318	25,676	28,882	25,575

Realized gains/losses on investments, net of offsets	4,077	(397)	(1,147)	402	429
Change in net unrealized gains/losses on derivatives, net of offsets	844	25	(149)	733	876
Net income attributable to FBL Financial Group, Inc.	$30,905	$25,946	$24,380	$30,017	$26,880

Operating income per common share - assuming dilution	$1.04	$1.05	$1.02	$1.15	$1.02
Earnings per common share - assuming dilution	$1.23	$1.04	$0.97	$1.20	$1.07

Weighted average common shares outstanding (in thousands):
Basic	24,921	24,950	24,988	24,990	25,007
Effect of dilutive securities	75	58	42	40	33
Diluted	24,996	25,008	25,030	25,030	25,040

Operating return on equity, excluding AOCI - last twelve months	10.6%	10.9%	10.6%	10.6%	10.5%
Operating return on equity, including AOCI - last twelve months	8.8%	9.1%	8.9%	8.8%	8.8%

(1)	Operating income is a non-GAAP measure of earnings.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies). Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. The annuity segment also includes index annuities. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income. Accordingly, income taxes are not allocated to the segments. In addition, operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (1)

Quarter Ended December 31, 2016	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$1,039	$16,797	$11,102	$28,938
Traditional life insurance premiums	—	49,489	—	49,489
Net investment income	52,475	38,876	8,481	99,832
Other income	—	(73)	3,754	3,681
Total operating revenues	53,514	105,089	23,337	181,940

Benefits and expenses:
Interest sensitive product benefits	29,829	21,344	8,214	59,387
Traditional life insurance benefits	—	47,620	—	47,620
Policyholder dividends	—	2,560	—	2,560
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	614	4,577	657	5,848
Amortization of deferred acquisition costs	2,711	3,724	1,953	8,388
Amortization of value of insurance in force acquired	169	377	—	546
Other underwriting expenses	4,737	12,699	1,423	18,859
Total underwriting, acquisition and insurance expenses	8,231	21,377	4,033	33,641
Interest expense	—	—	1,212	1,212
Other expenses	—	—	4,319	4,319
Total benefits and expenses	38,060	92,901	17,778	148,739
	15,454	12,188	5,559	33,201
Net income attributable to noncontrolling interest	—	—	(3)	(3)
Equity loss, before tax	—	—	(688)	(688)
Pre-tax operating income	$15,454	$12,188	$4,868	$32,510

(1)	Operating income is a non-GAAP measure of earnings.

FBL Financial Group, Inc.
Consolidating Statements of Pre-tax Operating Income (1) (Continued)

Quarter Ended December 31, 2015	Annuity	Life Insurance	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive product charges	$714	$16,628	$10,997	$28,339
Traditional life insurance premiums	—	48,198	—	48,198
Net investment income	52,068	38,306	8,060	98,434
Other income	—	(63)	3,597	3,534
Total operating revenues	52,782	103,069	22,654	178,505

Benefits and expenses:
Interest sensitive product benefits	28,251	18,885	7,969	55,105
Traditional life insurance benefits	—	44,178	—	44,178
Policyholder dividends	—	3,026	—	3,026
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	452	4,339	741	5,532
Amortization of deferred acquisition costs	2,701	6,202	(136)	8,767
Amortization of value of insurance in force acquired	206	379	—	585
Other underwriting expenses	4,903	14,698	1,499	21,100
Total underwriting, acquisition and insurance expenses	8,262	25,618	2,104	35,984
Interest expense	—	—	1,213	1,213
Other expenses	—	—	4,082	4,082
Total benefits and expenses	36,513	91,707	15,368	143,588
	16,269	11,362	7,286	34,917
Net loss attributable to noncontrolling interest	—	—	5	5
Equity loss, before tax	—	—	(1,296)	(1,296)
Pre-tax operating income	$16,269	$11,362	$5,995	$33,626

(1)	Operating income is a non-GAAP measure of earnings.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (1)
Annuity Segment

	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$714	$942	$932	$894	$1,039
Net investment income	52,068	51,237	53,022	53,945	52,475
Total operating revenues	52,782	52,179	53,954	54,839	53,514

Benefits and expenses:
Interest sensitive product benefits	28,251	26,486	27,591	29,637	29,829
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	452	570	523	507	614
Amortization of deferred acquisition costs	2,701	2,338	3,905	2,231	2,711
Amortization of value of insurance in force acquired	206	175	372	170	169
Other underwriting expenses	4,903	5,462	5,215	5,219	4,737
Total underwriting, acquisition and insurance expenses	8,262	8,545	10,015	8,127	8,231
Total benefits and expenses	36,513	35,031	37,606	37,764	38,060
Pre-tax operating income	$16,269	$17,148	$16,348	$17,075	$15,454

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$4,075,702	$4,087,708	$4,146,239	$4,248,096	$4,316,806
Deferred acquisition costs	85,819	87,245	87,405	88,342	88,762
Value of insurance in force acquired	5,088	4,917	4,544	4,374	4,204

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,550,364	$3,586,694	$3,704,266	$3,744,876	$3,827,295
Other insurance reserves	370,326	373,341	368,083	366,899	364,966
Allocated equity, excluding AOCI	262,686	249,482	256,558	259,042	264,112

Other data:
Number of direct contracts	53,319	53,253	53,455	53,410	53,676

Portfolio yield net of assumed defaults	4.84%	4.79%	4.79%	4.74%	4.71%
Credited rate	2.79	2.78	2.76	2.72	2.70
Spread on individual annuities at end of quarter (2)	2.05%	2.01%	2.03%	2.02%	2.01%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$2,729,891	$2,787,002	$2,827,976	$2,895,799	$2,936,817
Deposits	88,090	83,578	96,890	73,240	84,125
Withdrawals, surrenders and death benefits	(37,526)	(46,077)	(38,190)	(43,587)	(47,417)
Net flows	50,564	37,501	58,700	29,653	36,708

Policyholder interest	19,248	17,898	18,356	19,083	19,770
Annuitizations and other	(12,701)	(14,425)	(9,233)	(7,718)	(8,651)
Balance, end of period	2,787,002	2,827,976	2,895,799	2,936,817	2,984,644
Other interest sensitive reserves	763,362	758,718	808,467	808,059	842,651
Total interest sensitive product reserves	$3,550,364	$3,586,694	$3,704,266	$3,744,876	$3,827,295

(1)	Operating income is a non-GAAP measure of earnings.

(2)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (1)
Life Insurance Segment

	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$16,628	$15,773	$16,637	$14,210	$16,797
Traditional life insurance premiums	48,198	50,138	49,605	47,682	49,489
Net investment income	38,306	37,754	38,570	39,227	38,876
Other income	(63)	(62)	(88)	(89)	(73)
Total operating revenues	103,069	103,603	104,724	101,030	105,089

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	8,309	8,266	8,130	7,886	8,225
Death benefits and other	10,576	8,803	12,169	17,459	13,119
Total interest sensitive product benefits	18,885	17,069	20,299	25,345	21,344
Traditional life insurance benefits:
Death benefits	20,489	21,123	20,019	19,259	25,229
Surrender and other benefits	7,018	8,641	8,215	8,234	7,574
Increase in traditional life future policy benefits	16,671	14,801	15,160	14,628	14,817
Total traditional life insurance benefits	44,178	44,565	43,394	42,121	47,620
Policyholder dividends	3,026	3,040	2,515	2,459	2,560
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,339	4,470	4,338	4,229	4,577
Amortization of deferred acquisition costs	6,202	5,224	4,878	(2,788)	3,724
Amortization of value of insurance in force acquired	379	377	377	377	377
Other underwriting expenses	14,698	14,787	14,450	14,042	12,699
Total underwriting, acquisition and insurance expenses	25,618	24,858	24,043	15,860	21,377
Total benefits and expenses	91,707	89,532	90,251	85,785	92,901
Pre-tax operating income	$11,362	$14,071	$14,473	$15,245	$12,188

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,756,265	$2,778,449	$2,800,935	$2,825,458	$2,876,555
Deferred acquisition costs	248,333	249,640	252,481	262,803	267,545
Value of insurance in force acquired	18,912	18,535	18,158	17,781	17,404

Liabilities and equity:
Liabilities: (2)
Interest sensitive reserves	$859,582	$865,923	$875,067	$889,645	$899,207
Other insurance reserves	1,818,245	1,833,601	1,846,163	1,864,521	1,887,539
Allocated equity, excluding AOCI	332,956	369,480	372,927	379,540	386,315

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (1)
Life Insurance Segment (Continued)

	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	365,029	364,708	364,413	364,132	364,698
Number of direct policies - universal life	62,661	62,932	63,321	63,446	64,044
Direct face amounts - traditional life	$47,490,316	$47,869,724	$48,244,884	$48,668,224	$49,108,249
Direct face amounts - universal life	$6,616,049	$6,525,769	$6,751,098	$6,782,177	$6,872,482

Portfolio yield net of assumed defaults	5.21%	5.21%	5.23%	5.20%	5.15%
Credited rate	3.81	3.82	3.76	3.76	3.76
Spread on universal life at end of quarter (3)	1.40%	1.39%	1.47%	1.44%	1.39%

Interest sensitive reserve activity: (2)
Balance, beginning of period	$850,808	$859,582	$865,923	$875,067	$889,645
Deposits	22,955	22,026	22,158	21,397	23,768
Withdrawals and surrenders	(5,136)	(6,738)	(7,277)	(4,569)	(6,043)
Net flows	17,819	15,288	14,881	16,828	17,725

Policyholder interest	7,605	7,523	7,420	7,641	7,720
Policy charges	(16,840)	(16,900)	(17,121)	(17,158)	(17,541)
Benefits and other	190	430	3,964	7,267	1,658
Balance, end of period	$859,582	$865,923	$875,067	$889,645	$899,207

(1)	Operating income is a non-GAAP measure of earnings.

(2)	Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.

(3)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Operating Income (1)
Corporate and Other

	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Pre-tax Operating Income		(Dollars in thousands)

Operating revenues:
Interest sensitive product charges	$10,997	$11,396	$11,425	$10,793	$11,102
Net investment income	8,060	8,327	7,545	8,161	8,481
Other income	3,597	3,701	4,313	3,705	3,754
Total operating revenues	22,654	23,424	23,283	22,659	23,337

Benefits and expenses:
Interest sensitive product benefits	7,969	9,698	9,145	10,239	8,214
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	741	757	822	671	657
Amortization of deferred acquisition costs	(136)	1,988	2,569	(432)	1,953
Other underwriting expenses	1,499	1,703	1,669	1,210	1,423
Total underwriting, acquisition and insurance expenses	2,104	4,448	5,060	1,449	4,033
Interest expense	1,213	1,212	1,213	1,213	1,212
Other expenses	4,082	4,358	4,435	3,854	4,319
Total benefits and expenses	15,368	19,716	19,853	16,755	17,778
	7,286	3,708	3,430	5,904	5,559
Net loss (income) attributable to noncontrolling interest	5	9	(12)	10	(3)
Equity loss, before tax	(1,296)	(1,228)	(1,446)	(695)	(688)
Pre-tax operating income	$5,995	$2,489	$1,972	$5,219	$4,868

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$627,598	$605,772	$610,526	$604,570	$631,731
Deferred acquisition costs	75,366	73,510	70,815	71,225	69,664
Separate account assets	625,257	607,739	603,706	605,729	597,072

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$346,177	$349,718	$354,952	$359,151	$366,519
Other insurance reserves	94,411	96,202	95,241	93,099	93,159
Separate account liabilities	625,257	607,739	603,706	605,729	597,072
Allocated equity, excluding AOCI	421,252	365,230	368,838	379,877	385,220

Rollforward of separate account balances:
Beginning separate account balance	$617,172	$625,257	$607,739	$603,706	$605,729
Net premiums and transfers	5,808	4,629	3,275	1,645	(2,348)
Net investment income (loss)	19,291	(3,421)	9,951	22,321	9,627
Charges, benefits and surrenders	(17,014)	(18,726)	(17,259)	(21,943)	(15,936)
Ending separate account balance	$625,257	$607,739	$603,706	$605,729	$597,072

Other data:
Number of direct contracts - variable annuity	11,292	11,098	10,948	10,657	10,500
Number of direct policies - variable universal life	40,693	40,204	39,736	39,275	38,779
Direct face amounts - variable universal life	$5,030,731	$4,962,001	$4,901,960	$4,839,145	$4,772,878

(1)	Operating income is a non-GAAP measure of earnings.

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
		(Dollars in thousands)
Annuity
Balance - beginning of period	$85,271	$85,819	$87,245	$87,405	$88,342
Capitalization:
Commissions	2,917	3,046	3,458	3,042	2,923
Expenses	327	234	294	186	83
Deferral of sales inducements	257	326	398	183	311
Total capitalization	3,501	3,606	4,150	3,411	3,317
Amortization - operating basis, before impact of unlocking (1)	(2,722)	(2,373)	(2,740)	(2,276)	(2,775)
Amortization - unlocking, operating basis (1)	—	—	(1,218)	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(231)	193	(32)	(198)	(122)
Balance - end of period	$85,819	$87,245	$87,405	$88,342	$88,762

Life Insurance
Balance - beginning of period	$245,016	$248,333	$249,640	$252,481	$262,803
Capitalization:
Commissions	6,786	4,236	4,844	4,609	6,213
Expenses	2,340	2,267	2,277	2,358	1,871
Deferral of sales inducements	585	279	250	146	482
Total capitalization	9,711	6,782	7,371	7,113	8,566
Amortization - operating basis, before impact of unlocking (1)	(4,566)	(5,411)	(4,793)	(4,770)	(3,822)
Amortization - unlocking, operating basis (1)	(1,833)	—	(271)	7,991	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	5	(64)	534	(12)	(2)
Balance - end of period	$248,333	$249,640	$252,481	$262,803	$267,545

Corporate and Other
Balance - beginning of period	$74,943	$75,366	$73,510	$70,815	$71,225
Capitalization:
Commissions	156	158	186	108	183
Deferral of sales inducements	19	6	4	3	17
Total capitalization	175	164	190	111	200
Amortization - operating basis, before impact of unlocking (1)	(1,051)	(2,023)	(1,535)	(1,207)	(2,000)
Amortization - unlocking, operating basis (1)	1,220	—	(1,050)	1,661	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	79	3	(300)	(155)	239
Balance - end of period	$75,366	$73,510	$70,815	$71,225	$69,664

(1)	Operating income is a non-GAAP measure of earnings.

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
		(Dollars in thousands)
Total
Balance - beginning of period	$405,230	$409,518	$410,395	$410,701	$422,370
Capitalization:
Commissions	9,859	7,440	8,488	7,759	9,319
Expenses	2,667	2,501	2,571	2,544	1,954
Deferral of sales inducements	861	611	652	332	810
Total capitalization	13,387	10,552	11,711	10,635	12,083
Amortization - operating basis, before impact of unlocking (1)	(8,339)	(9,807)	(9,068)	(8,253)	(8,597)
Amortization - unlocking, operating basis (1)	(613)	—	(2,539)	9,652	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(147)	132	202	(365)	115
Balance - end of period	409,518	410,395	410,701	422,370	425,971
Impact of realized/unrealized losses in AOCI	(73,735)	(123,606)	(191,075)	(207,140)	(95,647)
Deferred acquisition costs	$335,783	$286,789	$219,626	$215,230	$330,324

(1)	Operating income is a non-GAAP measure of earnings.

FBL Financial Group, Inc.
Impact of Unlocking on Pre-tax Operating Income (1)

	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
		(Dollars in thousands)
Annuity Segment
Amortization of deferred sales inducements reported in interest sensitive product benefits	$—	$—	$1	$—	$—
Amortization of deferred acquisition costs	—	—	(1,219)	—	—
Amortization of value of insurance in force acquired	—	—	(194)	—	—
Decrease to pre-tax operating income	$—	$—	$(1,412)	$—	$—

Life Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges and other income	$(365)	$—	$114	$(2,244)	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	103	—	3	468	—
Amortization of deferred sales inducements reported in traditional life insurance benefits	(70)	—	—	69	—
Amortization of deferred acquisition costs	(1,866)	—	(274)	7,453	—
Changes in certain product reserves reported in interest sensitive product benefits	587	—	(3,211)	(6,073)	—
Decrease to pre-tax operating income	$(1,611)	$—	$(3,368)	$(327)	$—

Corporate and Other Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges	$(308)	$—	$183	$(419)	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	35	—	(13)	67	—
Amortization of deferred acquisition costs	1,185	—	(1,037)	1,595	—
Changes in certain product reserves reported in interest sensitive product benefits	—	—	(54)	(230)	—
Increase (decrease) to pre-tax operating income	$912	$—	$(921)	$1,013	$—

Total impact of unlocking on pre-tax operating income	$(699)	$—	$(5,701)	$686	$—

(1)	Operating income is a non-GAAP measure of earnings.

FBL Financial Group, Inc.
Collected Premiums (1)

	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$39,462	$26,903	$37,574	$23,243	$35,967
Renewal	22,628	27,583	23,096	18,420	20,485
Total fixed rate	62,090	54,486	60,670	41,663	56,452
Index annuity	26,005	29,137	36,716	31,578	28,115
Total individual	88,095	83,623	97,386	73,241	84,567
Group	1,467	2,052	3,061	2,757	2,705
Total Annuity	89,562	85,675	100,447	75,998	87,272

Life Insurance
Direct:
Universal life:
First year	5,498	3,385	3,971	4,902	5,222
Renewal	17,166	18,155	17,828	16,135	18,039
Total universal life	22,664	21,540	21,799	21,037	23,261
Participating whole life:
First year	4,161	5,171	3,789	4,050	3,167
Renewal	24,524	25,096	24,983	23,144	24,442
Total participating whole life	28,685	30,267	28,772	27,194	27,609
Term life and other:
First year	2,737	2,670	2,515	2,377	2,382
Renewal	23,517	24,451	24,261	24,066	24,689
Total term life and other	26,254	27,121	26,776	26,443	27,071
Total direct life insurance	77,603	78,928	77,347	74,674	77,941
Reinsurance	(7,061)	(7,215)	(7,136)	(7,404)	(5,584)
Total Life Insurance	70,542	71,713	70,211	67,270	72,357

Corporate and Other
Variable, net of reinsurance	14,424	15,680	16,218	13,082	13,362
Accident and health, net of reinsurance	216	130	38	40	182
Total Corporate and Other	14,640	15,810	16,256	13,122	13,544

Total collected premiums	$174,744	$173,198	$186,914	$156,390	$173,173

(1)	Collected premiums is a non-GAAP measure of sales production.

FBL Financial Group, Inc.
Other Information

	December 31,	March 31,	June 30,	September 30,	December 31,
	2015	2016	2016	2016	2016
		(Dollars in thousands, except per share data)

Capitalization:
Short-term debt	$15,000	$—	$—	$—	$—
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Total debt	112,000	97,000	97,000	97,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,016,894	984,192	998,323	1,018,459	1,035,647
Total capitalization, excluding AOCI	1,131,894	1,084,192	1,098,323	1,118,459	1,135,647

Accumulated other comprehensive income	114,532	185,918	276,122	292,828	149,555
Total capitalization, including AOCI	$1,246,426	$1,270,110	$1,374,445	$1,411,287	$1,285,202

Common shares outstanding	24,808,176	24,852,306	24,860,675	24,874,659	24,893,955

Book Value per Share:
Excluding AOCI	$40.99	$39.60	$40.16	$40.94	$41.60
Including AOCI	45.61	47.08	51.26	52.72	47.61

Debt-to-Capital Ratio:
Excluding AOCI	9.9%	8.9%	8.8%	8.7%	8.5%
Including AOCI	9.0	7.6	7.1	6.9	7.5

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.9%	4.5%	4.4%	4.3%	4.3%
Including AOCI	4.5	3.8	3.5	3.4	3.8

Class A Common Ownership:
Iowa Farm Bureau Federation	59.5%	59.4%	59.4%	59.4%	59.3%
Public	40.5	40.6	40.6	40.6	40.7
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	December 31,	March 31,	June 30,	September 30,	December 31,
	2015	2016	2016	2016	2016

Investment by Type:
Fixed maturity securities	65.2%	65.4%	65.1%	65.1%	64.1%
Residential mortgage-backed	6.0	5.8	5.3	5.2	5.2
Commercial mortgage-backed	7.2	7.3	7.6	7.4	7.0
Other asset-backed	7.6	7.5	8.3	8.8	9.4
Mortgage loans	9.6	9.6	9.3	9.4	10.0
Equity securities	1.6	1.7	1.7	1.6	1.6
Other	2.8	2.7	2.7	2.5	2.7

Quality of Fixed Maturity Securities:
AAA, AA, A	65.6%	65.0%	64.8%	63.7%	63.7%
BBB	30.9	30.7	31.0	31.8	31.9
BB	2.4	2.8	2.8	3.0	2.9
<BB	1.1	1.5	1.4	1.5	1.5

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,188	1,188	1,213	1,214	1,214
6 life partner states and Colorado	661	660	659	656	648
	1,849	1,848	1,872	1,870	1,862

	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Equity Income (Loss), net of related income taxes		(Dollars in thousands)
Equity income (loss):
Low income housing tax credit partnerships	$(1,626)	$(1,539)	$(2,508)	$(1,811)	$(1,689)
Other equity method investments	330	311	1,062	1,116	1,001
	(1,296)	(1,228)	(1,446)	(695)	(688)
Income taxes:
Taxes on equity income (loss)	454	430	507	242	241
Investment tax credits	3,433	3,450	3,552	3,581	3,494
Equity income, net of related income taxes	$2,591	$2,652	$2,613	$3,128	$3,047